UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2020

Fifth Third Bancorp

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/40th Ownership Interest in a Share of 6.00% Non-Cumulative Perpetual Class B Preferred Stock, Series A	FITBP	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 4.95% Non-Cumulative Perpetual Preferred Stock, Series K	FITBO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 14, 2020, Fifth Third Bancorp held its Annual Meeting of Shareholders.

The results of shareholder voting on the proposals presented were as follows:

1. Election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2021:

	Number of Common Shares
	For	Against	Abstain	Broker Non-Vote
Nicholas K. Akins	531,096,441	8,091,593	692,932	80,750,082
B. Evan Bayh III	529,824,131	9,439,545	617,290	80,750,082
Jorge L. Benitez	535,466,641	3,821,828	592,497	80,750,082
Katherine B. Blackburn	536,409,321	2,906,513	565,132	80,750,082
Emerson L. Brumback	527,442,213	11,747,082	691,671	80,750,082
Jerry W. Burris	536,639,323	2,576,586	665,057	80,750,082
Greg D. Carmichael	507,010,547	31,573,544	1,296,875	80,750,082
C. Bryan Daniels	536,847,061	2,409,623	622,282	80,750,082
Thomas H. Harvey	536,050,282	3,279,828	550,856	80,750,082
Gary R. Heminger	515,607,603	23,646,168	625,195	80,750,082
Jewell D. Hoover	529,299,376	9,931,249	650,341	80,750,082
Eileen A. Mallesch	532,956,664	6,312,908	611,394	80,750,082
Michael B. McCallister	532,151,899	7,028,473	700,594	80,750,082
Marsha C. Williams	523,749,632	15,574,030	557,304	80,750,082

2. The appointment of the firm of Deloitte & Touche LLP to serve as the independent external audit firm for Fifth Third Bancorp for the year 2020 was approved by a vote of the common shareholders of 593,377,871 for, 26,320,395 against, and 932,782 abstain, with no broker non-votes.

3. Executive compensation was approved by an advisory vote of the common shareholders of 503,602,666 for, 35,080,584 against, and 1,197,716 abstain, with 80,750,082 broker non-votes.

4. Holding a shareholder vote on the compensation of executives every 1 year was approved by an advisory vote of the common shareholders of 525,837,591 for every 1 year, 783,631 for every 2 years, and 12,413,496 for every 3 years, and 846,248 abstain, with 80,750,082 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

April 16, 2020	By:	/s/ SUSAN B. ZAUNBRECHER
Susan B. Zaunbrecher Executive Vice President, Chief Legal Officer & Corporate Secretary